                                 AIM INTERNATIONAL
                                 EQUITY FUND


[AIM LOGO APPEARS HERE]          ANNUAL REPORT                  OCTOBER 31, 1997

               -------------------------------------------------

                         AIM INTERNATIONAL EQUITY FUND

                           For shareholders who seek

                         long-term growth of capital.

                              The Fund invests in

                            a diversified portfolio

                      of international equity securities

                  of companies with strong earnings momentum.

               -------------------------------------------------



ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o   Class C shares commenced sales on August 4, 1997.
o During the year ended October 31, 1997, the Fund paid distributions on Class A and Class B shares of $0.449 and $0.432 per share, respectively. Class C shares did not receive a distribution.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds.
o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
        FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
         OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                      LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter




                 Dear Fellow Shareholder:

                 The fiscal year ended October 31 experienced no let-up in the
   [PHOTO OF     volatility in equity markets, and it closed on an unsettling
   Charles T.    note. In late October, in the wake of a currency crisis in
     Bauer,      Southeast Asia, the stock market experienced its first 10%
  Chairman of    correction since 1991. On Monday, October 27, the New York
 the Board of    Stock Exchange closed to deal with market volatility for the
   THE FUND      first time in its history when the Dow Jones Industrial
 APPEARS HERE]   Average fell 554 points, the index's largest point decline ever. It is important to note that in percentage terms, this was a drop of 7.18%, far smaller than the 22.61% decline that occurred October 19, 1987. Fortunately, this time the market snapped back, and the Dow regained 337 points the next day. As of this writing, markets continue to recover.
                     Many investment managers, including AIM, had cautioned that a correction was inevitable, that the relentless rise in benchmarks like the Dow could not continue. In less than 12 months, the Dow had climbed from 6010 on October 14, 1996, to reach its all-time high of 8259 on August 6, 1997.
    When markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning during the summer would lead to worldwide stock market turmoil.
    Despite recent activities, the fiscal year ended October 31 brought domestic equity investors excellent returns: The Dow was up almost 26%; the broader S&P 500, more than 32%; the NASDAQ small-cap index, 30.46%. International investments, while positive, weren't as robust; the EAFE Index rose 4.63%. On the following pages, your Fund managers discuss how your Fund performed in this market context and their outlook for the future.

REALISTIC EXPECTATIONS
The 1100-point decline in the Dow between early August and late October was the latest in a series of market breaks. Between mid-March and mid-April of this year, for example, the Dow dropped almost 10%.
    Many investors, including professional fund managers, have become accustomed to buying on these market breaks because the market has bounced back quickly. From its 1997 low of 6391 on April 11, the Dow took less than four months to rise almost 2000 points to its all-time high.
    However, this time could be different. Many investors have developed two unrealistic expectations: first, a belief that stocks can rise more than 20% a year indefinitely; and second, confidence that the market always rebounds swiftly from a decline.
    Neither notion is historically correct. History tells us that over the long term, average annual total return for stocks is about 10%, not 20%. And those of us who have been in this business for many years remember the bear market of the 1970s, when the market experienced a series of declines and recovery was very slow.
    Nevertheless, there is reason for optimism, including sound fiscal policy steadily shrinking the federal deficit, stable interest rates, and a strong economy unharmed by inflation. Despite recent events in Asia, it is difficult to be pessimistic about the U.S. economy and, indeed, about most of the developed economies in the world.
     We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Don't forget that automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                      ------------------------------------

                          Despite recent activities,

                       the fiscal year ended October 31

                       brought domestic equity investors

                              excellent returns.

                      ------------------------------------

The Managers' Overview

EUROPEAN GROWTH RETURNS OFFSET "ASIAN FLU"

A roundtable discussion with the Fund management team for AIM International Equity Fund about the fiscal year ended October 31, 1997.

Q. WORLD EQUITY MARKETS HAD A VOLATILE YEAR IN 1997. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. The Fund posted another period of solid performance. Total return was 11.43% for Class A shares and 10.61% for Class B shares for the fiscal year ended October 31, 1997 (Class C shares commenced sales on August 4,
      1997). Comparatively, the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (EAFE) of foreign stocks gained just 4.63% during the reporting period. The Fund's net assets grew $792 million to $2.27 billion at the end of the reporting period.

Q. WHAT WERE THE MAJOR INFLUENCES ON THE FUND'S PORTFOLIO DURING THE PAST 12 MONTHS?

A. We continue to see more of a global economy every year. Around the world inflation was relatively tame and interest rates remained low, an attractive combination during the reporting period, which provided an excellent economic environment for equities.
          European markets had an outstanding year. Six of the 10 best performing markets in the world during the reporting period were in Europe. Latin America also posted solid performance during the fiscal year, although its returns were tempered by global market volatility in the final week of the reporting period.
          Unfortunately, the same cannot be said for the Far East. Japan and the Asian Tigers had a very difficult time, which was reflected in the poor performance of those markets during the reporting period.

Q.    WHAT CAUSED THE EXCELLENT MARKET RETURNS IN EUROPE?

A. There were two major factors at work in European markets. The first was the ongoing economic restructuring, which we have talked about for quite some time. But during the fiscal year we saw the economic returns caused by the restructuring gain considerable momentum. Europe remains an area with fairly cheap valuations, especially when compared to the United States. More importantly, earnings growth in Europe also continued to be strong.
          The second major stimulus on European markets was the introduction of real investing for the first time to European households. Individual investors in Europe recently have discovered the benefits of investing in equities. Their investment represents a large pool of retirement savings. Europeans are becoming more educated about the advantages of investing in their stock markets, and we think demand for European equities will continue to grow.
          Eight of the Fund's 10 largest holdings are in continental Europe or the United Kingdom. Two of the portfolio's top three holdings specialize in household furnishings and appliances: Philips Electronics, a Dutch company that is the Fund's largest holding, and Electrolux B-F, a Swedish company that is the Fund's third-largest holding. The European oil and gas refining sector is represented by two large holdings: the French company Elf Aquitaine, the portfolio's fifth-largest holding, and British Petroleum, the Fund's ninth- largest holding.

Q.    WHAT CAUSED THE ECONOMIC TURBULENCE IN THE PACIFIC RIM?

A. Simply put, the emerging markets in countries like Thailand, Malaysia, Indonesia, and the Philippines grew too quickly for their size. New construction of office buildings and factories far outstripped demand, and the debt used to finance the construction burgeoned. When cash flow became a problem, the markets in that region went into a tailspin. The markets in these countries are very small, and it doesn't take much to move those markets either up or down.
          The first warning sign came when Thailand devalued its currency in July. Everything came to a head on October 23 when the Hong Kong market plunged 10.4%. The so-called "Asian Flu"--which was how market analysts termed the economic turmoil in the Far East--caused severe drops all over the world during the last five

================================================================================
MORNINGSTAR RATINGS (CLASS A SHARES)
As of 11/30/97
--------------------------------------------------------------------------------
                                          Funds in
                                        International
Period              Rating                Category
Overall              ****                   N/A
5 Years              ****                   266
3 Years              ****                   659
================================================================================

*Morningstar proprietary ratings reflect risk-adjusted performance through November 30, 1997. The ratings are subject to change every month. Ratings are calculated from the funds' three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day T-bills. The top 10% of the funds in a rating category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.

                        --------------------------------

                               Around the world

                         inflation was relatively tame

                              and interest rates

                          remained low, an attractive

                           combination for equities.

                        --------------------------------


2         See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of October 31, 1997, based on net assets

======================================================================================
TOP 10 EQUITY HOLDINGS                                      TOP 10 COUNTRIES
--------------------------------------------------------------------------------------
1.  Philips Electronics N.V. (Netherlands)        1.20%     1.  United Kingdom  15.19%

2.  Societe Generale (France)                     1.04      2.  Japan           14.52

3.  Electrolux B-F (Sweden)                       1.03      3.  France          11.74

4.  Railtrack Group PLC (UK)                      0.99      4.  Netherlands      6.57

5.  Elf Aquitaine S.A. (France)                   0.96      5.  Germany          5.81

6.  NTT Data Communications Systems Co. (Japan)   0.92      6.  Switzerland      4.23

7.  Novartis A.G. (Switzerland)                   0.92      7.  Hong Kong        4.14

8.  Portugal Telecom S.A. (Portugal)              0.90      8.  Mexico           4.13

9.  British Petroleum Co. PLC (UK)                0.89      9.  Italy            3.92

10. Rohm Co., Ltd. (Japan)                        0.89      10. Canada           2.86

======================================================================================
TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------
1.  Banks - Major Regional                        7.64%

2.  Telephone                                     5.05

3.  Electronics - Component Distribution          4.43

4.  Oil & Gas - Refining & Marketing              4.25

5.  Manufacturing - Diversified                   3.46

6.  Services - Commercial & Consultation          3.39

7.  Computers Software/Services                   3.01

8.  Healthcare - Drugs                            2.82

9.  Retail - Food Chains                          2.66

10. Office Equipment & Supplies                   2.64

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
======================================================================================


      days of the reporting period, including the 554-point drop in the Dow Jones Industrial Average on October 27.

Q.    HOW DID THE TURMOIL IN THOSE MARKETS AFFECT THE FUND?

A. Fortunately, we had lowered the portfolio's weightings in Asia prior to October's troubles. We began 1997 with 17% of the portfolio in Asia, and that figure was around 6% at the end of the reporting period. We got completely out of the Thai market six months ago, Malaysia two months ago, and had extremely small percentages in Indonesia and the Philippines at the end of the fiscal year. We also have reduced the Fund's holdings in Hong Kong from about 10% at the start of the fiscal year to about 4% at the end of the reporting period.
          Our earnings discipline was very helpful in our exit from those markets in the Pacific Rim. The earnings in most of the companies in that region were on a downward trend prior to the October market drop, and our discipline dictated that it was time to sell those holdings.

Q.    WHAT WAS THE ECONOMIC SITUATION IN JAPAN?

A. Unfortunately, the second-largest economy in the world was still in the grips of a major recession during the reporting period. Japan also was affected by the "Asian Flu" because a number of Japanese banks had investments and outstanding loans to their Asian neighbors. However, because of the size and maturity of the Japanese market, many Japanese companies are global, rather than regional, players.

Q. YOU MENTIONED THAT YOU HAVE REDUCED THE FUND'S EXPOSURE IN THE FAR EAST. WHERE HAVE YOU PUT THAT MONEY TO WORK?

A. The portfolio's holdings in Latin America increased dramatically so that 9% of the Fund was invested there at the end of the reporting period. The markets in Brazil, Colombia, Mexico, and other countries in the region were enjoying an excellent year until they, too, caught the "Asian Flu" in the last week of the reporting period. Still, in U.S. dollars Brazil was up over 18%, Colombia up 45%, and Mexico up 37% during the reporting period. The Mexican market and economy continue to progress quite nicely, and we've been increasing the portfolio's weighting there in companies such as Coca-Cola FEMSA.
          We also raised our holdings of European securities as we reduced holdings in Asia; 68% of the Fund's holdings were in European securities at the end of the reporting period. This was the portfolio's largest weighting in Europe in the Fund's five-year existence.

Q.    WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A. We are still very positive on Europe, and very hesitant on the Pacific Rim. Conditions worldwide remain very good for equities, although it is unrealistic to expect continued equity returns of 20% or more. Things may continue to worsen in Asia before those markets experience a recovery, so we do not anticipate our Asian weightings increasing any time soon. In Europe, though, we believe there will be faster earnings growth with better valuations than in the United States, because Europe's cash-to-price earnings, price-to-book, price-to-dividend, and P/E ratios all are lower than in the U.S. The economic outlook in Latin America seems positive as well.
          It is important to remember that what happened in October in Asia should have little bearing on U.S. markets. The economic indicators in the U.S. remain positive, and that is good for markets around the world because they often take their lead from the U.S. As long as we continue to see the combination of low inflation and low interest rates around the globe, the short-term outlook for global equities will remain promising.



          See important fund and index disclosures inside front cover.         3

Long-Term Performance

AIM International Equity Fund vs. Benchmark Indexes

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 4/7/92 to 10/31/97. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of hypothetical portfolios, in this case the Europe, Australia, and Far East Index and the Lipper International Fund Index. Unlike your Fund, these indexes are not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

GROWTH OF A $10,000 INVESTMENT

================================================================================
AVERAGE ANNUAL TOTAL RETURN

As of 10/31/97. Including sales charges.

CLASS A SHARES

Inception (4/7/92)                      13.12%
  5 Years                               14.34
  3 Years                                8.65
  1 Year                                 5.33*

*11.43% excluding sales charge.

CLASS B SHARES

Inception (9/15/94)                      8.83%
3 Years                                  9.03
1 Year                                   5.61*
*10.61% excluding sales charge.

CLASS C SHARES

Inception (8/4/97)                      -8.69%*
*-7.77% excluding sales charge.
================================================================================


--------------------------------------------------------------------------------------
        AIM INTERNATIONAL EQUITY FUND,  LIPPER INTERNATIONAL    EUROPE, AUSTRALIA, AND
               CLASS A SHARES                FUND INDEX               FAR EAST INDEX
--------------------------------------------------------------------------------------
4/7/92           $ 9,454                      $10,000                    $10,000
10/92              9,610                        9,600                      9,843
10/93             13,200                       12,870                     13,572
10/94             14,644                       14,351                     14,981
10/95             15,411                       14,284                     14,970
10/96             17,844                       16,090                     16,587
10/97             19,884                       18,238                     17,403

======================================================================================

Past performance is no guarantee of comparable future results.

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source: Towers Data Systems HYPO--Registered Trademark--.

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                    MARKET
                                    SHARES           VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-91.55%

ARGENTINA-2.07%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR
  (Banks-Regional)                    354,880   $     8,600,295
---------------------------------------------------------------
Banco Rio de La Plata S.A.
  (Banks-Money Center)(a)             415,000         4,357,500
---------------------------------------------------------------
Perez Companc S.A.-Class B (Oil
  & Gas-Refining & Marketing)       1,763,181        11,044,194
---------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                         240,600         6,766,875
---------------------------------------------------------------
YPF Sociedad Anonima-ADR (Oil-
  International Integrated)           508,200        16,262,400
---------------------------------------------------------------
                                                     47,031,264
---------------------------------------------------------------

AUSTRALIA-1.22%

Boral Ltd. (Engineering &
  Construction)                     4,080,000        10,731,032
---------------------------------------------------------------
Coca-Cola Amatil Ltd.
  (Beverages-Non-Alcoholic)           813,536         6,121,675
---------------------------------------------------------------
QBE Insurance Group Ltd.
  (Insurance-Property-Casualty)     1,870,277         8,746,561
---------------------------------------------------------------
QBE Insurance Group Ltd.-Bonus
  Shares
  (Insurance-Property-Casualty)       467,569         2,130,741
---------------------------------------------------------------
                                                     27,730,009
---------------------------------------------------------------

AUSTRIA-0.77%

OMV A.G. (Oil & Gas-Refining &
  Marketing)                           66,000         9,383,113
---------------------------------------------------------------
VA Technologie A.G. (Engineering
  & Construction)                      45,700         8,109,128
---------------------------------------------------------------
                                                     17,492,241
---------------------------------------------------------------

BELGIUM-1.17%

Barco Industries (Manufacturing-
  Diversified)                         41,000         7,909,040
---------------------------------------------------------------
Colruyt S.A. (Retail-Food
  Chains)                              14,600         7,832,442
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)           3,100        10,711,631
---------------------------------------------------------------
                                                     26,453,113
---------------------------------------------------------------

BRAZIL-1.97%

Companhia Energetica de Minas
  Gerais (Electric Companies)         173,000         6,904,622
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras - Preferred
  (Oil & Gas-Exploration &
  Production)                          30,271         5,628,951
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR (Telephone)       124,500        12,636,750
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP-Preferred
  (Telephone)                          39,000        10,188,217
---------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)(a)        343,000         9,346,750
---------------------------------------------------------------
                                                     44,705,290
---------------------------------------------------------------

CANADA-2.86%

Bank of Montreal (Banks-Money
  Center)                             118,000         5,094,760
---------------------------------------------------------------
Canadian National Railway Co.
  (Railroads)                         170,000         9,169,375
---------------------------------------------------------------
Canadian Natural Resources Ltd.
  (Oil & Gas-Exploration &
  Production)(a)                      335,000         9,745,627
---------------------------------------------------------------
Canadian Pacific, Ltd.
  (Railroads)                         307,000         9,152,438
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

CANADA-(CONTINUED)

Magna International, Inc.-Class
  A (Machinery-Diversified)           101,900   $     6,716,933
---------------------------------------------------------------
Northern Telecom Ltd.
  (Communications Equipment)          124,700        11,184,031
---------------------------------------------------------------
Suncor, Inc. (Oil-International
  Integrated)                         380,000        13,683,613
---------------------------------------------------------------
                                                     64,746,777
---------------------------------------------------------------

CHILE-0.65%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)          263,925         7,323,919
---------------------------------------------------------------
Quinenco S.A.-ADR (Financial-
  Diversified)(a)                     513,900         7,515,788
---------------------------------------------------------------
                                                     14,839,707
---------------------------------------------------------------

DENMARK-0.84%

Novo Nordisk A/S-Class B (Health
  Care/Drugs-Generic & Other)         176,600        19,113,428
---------------------------------------------------------------

FINLAND-0.78%

Enso Oy (Paper & Forest
  Products)                           560,000         5,315,034
---------------------------------------------------------------
Nokia Oy A.B.-Class A
  (Telecommunications-
   Cellular/Wireless)                 141,000        12,319,528
---------------------------------------------------------------
                                                     17,634,562
---------------------------------------------------------------

FRANCE-11.74%

Accor S.A. (Lodging-Hotels)            63,200        11,767,312
---------------------------------------------------------------
Alcatel Alsthom
  (Manufacturing-Diversified)         160,000        19,305,681
---------------------------------------------------------------
AXA S.A. (Insurance-Multi-Line)       132,000         9,039,137
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)              250,000        11,051,879
---------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computers-Software &
  Services)                           162,000        12,862,827
---------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                  7,500         3,913,665
---------------------------------------------------------------
Compagnie Francaise d'Etudes et
  de Construction Technip (Oil &
  Gas-Refining & Marketing)            86,000         9,109,522
---------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)           180,500        22,342,477
---------------------------------------------------------------
Essilor International
  (Manufacturing-Specialized)          24,940         6,658,449
---------------------------------------------------------------
Etablissements Economiques du
  Casino Guichard-Perrachon
  (Retail-Food Chains)                195,000        10,817,839
---------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                       138,500         8,653,474
---------------------------------------------------------------
Legrand S.A. (Housewares)              30,500         5,678,845
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)         34,800        15,915,122
---------------------------------------------------------------
Promodes (Retail-Food Chains)          28,000         9,116,110
---------------------------------------------------------------
Renault S.A. (Automobiles)(a)         465,000        12,938,500
---------------------------------------------------------------
Renault S.A. (Automobiles)
  (Acquired 07/31/97; cost
  $5,810,539)(a)(b)                   210,000         5,843,193
---------------------------------------------------------------
Rexel S.A. (Distributors-Food &
  Health)                              23,200         6,153,686
---------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals-Diversified)             270,000        11,772,201
---------------------------------------------------------------
Schneider S.A. (Housewares)           160,000         8,543,319
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

FRANCE-(CONTINUED)

Societe BIC S.A. (Office
  Equipment & Supplies)               222,000   $    15,186,790
---------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                           177,000        24,241,321
---------------------------------------------------------------
Sodexho S.A.
  (Services-Commercial &
  Consumer)                             9,200         4,588,636
---------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)           111,000        12,315,694
---------------------------------------------------------------
Valeo S.A. (Automobile Parts &
  Equipment)                          128,500         8,570,008
---------------------------------------------------------------
                                                    266,385,687
---------------------------------------------------------------

GERMANY-5.81%

Adidas A.G. (Footwear)                 42,000         6,084,129
---------------------------------------------------------------
Adidas A.G. (Footwear) (Acquired
  04/11/97; cost $8,533,263)(b)        81,000        11,733,678
---------------------------------------------------------------
Allianz A.G.
  (Insurance-Multi-Line)               23,500         5,239,353
---------------------------------------------------------------
Bayerische Vereinsbank A.G.
  (Banks-Major Regional)              187,000        10,857,259
---------------------------------------------------------------
Commerzbank A.G. (Banks-Major
  Regional)                           295,000        10,019,740
---------------------------------------------------------------
Continental A.G. (Automobile
  Parts & Equipment)                  285,000         6,800,883
---------------------------------------------------------------
Deutsche Bank A.G. (Banks-Major
  Regional)                           170,500        11,166,372
---------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional)                           240,000         9,823,787
---------------------------------------------------------------
Henkel KGaA
  (Chemicals-Diversified)             105,000         5,456,208
---------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)              24,250        10,249,949
---------------------------------------------------------------
Merck KGaA (Health
  Care/Drugs-Generic & Other)         290,000        10,759,137
---------------------------------------------------------------
SAP A.G. (Computers-Software &
  Services)                            27,000         7,751,909
---------------------------------------------------------------
SAP A.G.-Preferred
  (Computers-Software &
  Services)                            27,000         8,049,758
---------------------------------------------------------------
Schering A.G. (Health
  Care/Drugs-Generic & Other)          94,000         9,119,749
---------------------------------------------------------------
VEBA A.G.
  (Manufacturing-Diversified)         155,000         8,648,358
---------------------------------------------------------------
                                                    131,760,269
---------------------------------------------------------------

HONG KONG-4.14%

Asia Satellite
  Telecommunications Holdings
  Ltd. (Telecommunications-
  Cellular/Wireless)                1,000,000         2,405,743
---------------------------------------------------------------
Asia Satellite
  Telecommunications Holdings
  Ltd.-ADR (Telecommunications-
  Cellular/Wireless)                  174,500         4,078,938
---------------------------------------------------------------
Cheung Kong (Holdings) Ltd.
  (Land Development)                  904,000         6,284,680
---------------------------------------------------------------
China Telecom Ltd.-ADR
  (Telecommunications-Cellular &
  Wireless)(a)                        179,700         5,817,788
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)           9,772,000        11,375,283
---------------------------------------------------------------
First Pacific Co. Ltd.
  (Distributors-Food & Health)     11,493,908         7,247,339
---------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Natural Gas)                     9,280,960        17,525,967
---------------------------------------------------------------
HSBC Holdings PLC (Banks-Major
  Regional)                           490,000        11,090,991
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)              2,552,000        17,659,186
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer)(a)                      2,968,400         5,874,218
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

HONG KONG-(CONTINUED)

Sun Hung Kai Properties Ltd.
  (Land Development)                  628,100   $     4,630,628
---------------------------------------------------------------
                                                     93,990,761
---------------------------------------------------------------

INDONESIA-0.39%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                      250,000         5,250,000
---------------------------------------------------------------
PT Indosat (Telephone)                933,000         2,102,809
---------------------------------------------------------------
PT Indosat-ADR (Telephone)             63,500         1,504,156
---------------------------------------------------------------
                                                      8,856,965
---------------------------------------------------------------

IRELAND-0.35%

Elan Corp. PLC-ADR (Health
  Care/Drugs-Generic & Other)(a)      158,800         7,920,150
---------------------------------------------------------------

ISRAEL-0.38%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care/Drugs-Generic & Other)         186,800         8,732,900
---------------------------------------------------------------

ITALY-3.92%

Assicurazioni Generali
  (Insurance-Multi-Line)              508,500        11,353,396
---------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)            6,200,000        16,596,810
---------------------------------------------------------------
Ente Nazionale Idrocarburi
  S.p.A. (Oil & Gas-Refining &
  Marketing)                        2,050,000        11,586,799
---------------------------------------------------------------
Fiat S.p.A. (Automobiles)           3,300,000        10,469,167
---------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A. (Banks-Major Regional)       825,000         7,467,395
---------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-
   Cellular/Wireless)               3,800,000        14,028,352
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                       2,777,777        17,375,463
---------------------------------------------------------------
                                                     88,877,382
---------------------------------------------------------------

JAPAN-14.52%

Advantest Corp. (Electronics-
  Instrumentation)                    249,700        20,644,080
---------------------------------------------------------------
Bridgestone Corp. (Automobile
  Parts & Equipment)                  477,000        10,304,944
---------------------------------------------------------------
Canon, Inc. (Office Equipment &
  Supplies)                           797,000        19,337,266
---------------------------------------------------------------
Denso Corp. (Automobile Parts &
  Equipment)                          370,000         7,993,353
---------------------------------------------------------------
Fuji Photo Film Co. (Leisure
  Time-Products)                      530,000        19,200,665
---------------------------------------------------------------
Hitachi Cable, Ltd. (Metal
  Fabricators)                      1,254,000         8,335,688
---------------------------------------------------------------
Honda Motor Co., Ltd.
  (Automobiles)                       610,000        20,527,628
---------------------------------------------------------------
Hoya
Corp.(Manufacturing-Specialized)      236,000         8,196,759
---------------------------------------------------------------
Ibiden Co., Ltd.
  (Electronics-Component
  Distributors)                     1,205,000        20,024,927
---------------------------------------------------------------
Kyocera
  Corp.(Electronics-Component
  Distributors)                        71,000         4,064,728
---------------------------------------------------------------
Matsushita Electric Industrial
  Co. Ltd. (Electrical
  Equipment)                          569,000         9,550,312
---------------------------------------------------------------
Minebea Co. Ltd.
  (Electronics-Component
  Distributors)                     1,614,000        16,093,062
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                       326,000        13,218,779
---------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp. (Telephone)                    23,200        19,662,651
---------------------------------------------------------------
Nippon Television Network
  (Broadcasting-Television,
  Radio & Cable)                       26,530         9,434,848
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

JAPAN-(CONTINUED)

NTT Data Communications Systems Co.
  (Computers-Software &
  Services)                             4,500   $    21,499,792
---------------------------------------------------------------
Ricoh Corp. Ltd. (Office
  Equipment & Supplies)             1,095,000        14,102,617
---------------------------------------------------------------
Rohm Co. (Electronics-Component
  Distributors)                       209,000        20,665,559
---------------------------------------------------------------
SMC Corp.(Machinery-Diversified)      100,000         8,641,462
---------------------------------------------------------------
Sony Corp.
  (Electronics-Component
  Distributors)                       234,000        19,423,847
---------------------------------------------------------------
TDK Corp. (Electrical Equipment)      244,000        20,233,652
---------------------------------------------------------------
Tokyo Electron Ltd.
  (Electronics-Semiconductors)        367,100        18,301,620
---------------------------------------------------------------
                                                    329,458,239
---------------------------------------------------------------

MEXICO-4.13%

Cifra S.A. de C.V.
  (Retail-General Merchandise)      5,637,000         9,747,943
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)           320,500        13,841,594
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B
  (Beverages-Alcoholic)             2,350,050        16,535,832
---------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  CV- Class B (Foods)               6,469,600         6,249,703
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                  374,200        11,600,200
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A.
  de C.V.-Class A (Paper &
  Forest Products)                  3,260,000        14,288,014
---------------------------------------------------------------
Panamerican Beverages,
  Inc.-Class A
  (Beverages-Non-Alcoholic)           609,200        18,885,200
---------------------------------------------------------------
TV Azteca, S.A. de C.V.-ADR
  (Broadcasting-Television,
  Radio & Cable)(a)                   136,200         2,604,825
---------------------------------------------------------------
                                                     93,753,311
---------------------------------------------------------------

NETHERLANDS-6.57%

Akzo Nobel N.V.
  (Chemicals-Diversified)              75,000        13,215,297
---------------------------------------------------------------
ASM Lithography Holding N.V.
  (Machinery-Diversified)(a)           65,000         4,720,577
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                           357,800         8,422,076
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software &
  Services)                           292,000         9,640,587
---------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                426,000        10,905,073
---------------------------------------------------------------
Koninklijke Nutricia Verenigde
  Bedrijven N.V. (Foods)              153,000         4,373,680
---------------------------------------------------------------
Koninklijke Pakhoed N.V.
  (Shipping)                          323,000        10,580,891
---------------------------------------------------------------
Oce-Van Der Grinten N.V. (Office
  Equipment & Supplies)                60,000         6,845,223
---------------------------------------------------------------
Philips Electronics N.V.
  (Household Furniture &
  Appliances)                         358,000        28,027,814
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial &
  Consumer)                           257,500        10,278,779
---------------------------------------------------------------
Royal Dutch Petroleum Co. (Oil-
  International Integrated)           178,000         9,415,710
---------------------------------------------------------------
Stork N.V.
  (Manufacturing-Diversified)         135,000         5,840,845
---------------------------------------------------------------
Vendex International N.V.
  (Retail-General Merchandise)        215,000        11,738,347
---------------------------------------------------------------
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                  332,000         7,866,083
---------------------------------------------------------------
Wolters Kluwer N.V. (Specialty
  Printing)                            58,000         7,121,916
---------------------------------------------------------------
                                                    148,992,898
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

NORWAY-0.65%

Petroleum Geo-Services A.S.A.
  (Oil-International
  Integrated)(a)                      215,000   $    14,821,423
---------------------------------------------------------------

PHILIPPINES-0.44%

Metro Pacific Corp.
  (Manufacturing-Diversified)      45,013,850         2,996,691
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co. (Telephone)           168,960         4,170,381
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.- ADR (Telephone)      119,200         2,890,600
---------------------------------------------------------------
                                                     10,057,672
---------------------------------------------------------------

PORTUGAL-1.14%

Electricidade de Portugal,
  S.A.-ADR (Electric
  Companies)(a)                       140,800         4,919,200
---------------------------------------------------------------
Portugal Telecom S.A.
  (Telephone)                         510,000        20,924,936
---------------------------------------------------------------
                                                     25,844,136
---------------------------------------------------------------

SINGAPORE-0.87%

City Developments Ltd. (Land
  Development)                      1,600,000         6,704,762
---------------------------------------------------------------
DBS Land Ltd. (Land Development)    4,096,000         6,969,702
---------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banks-Major Regional)            1,846,800         6,156,000
---------------------------------------------------------------
                                                     19,830,464
---------------------------------------------------------------

SPAIN-2.00%

Banco Bilbao Vizcaya, S.A.
  (Banks-Major Regional)              432,000        11,552,073
---------------------------------------------------------------
Endesa S.A. (Electric Companies)      501,000         9,436,585
---------------------------------------------------------------
Iberdrola S.A. (Electric
  Companies)                          745,000         8,911,116
---------------------------------------------------------------
Telefonica de Espana (Telephone)      565,000        15,419,330
---------------------------------------------------------------
                                                     45,319,104
---------------------------------------------------------------

SWEDEN-2.75%

Electrolux A.B. (Household
  Furniture & Appliances)             290,900        24,080,161
---------------------------------------------------------------
Hennes & Mauritz A.B.-Class B
  (Retail/Specialty-Apparel)          370,000        15,141,057
---------------------------------------------------------------
Sparbanken Sverige A.B.-Class A
  (Banks-Major Regional)              530,000        12,029,533
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                          250,000        11,062,500
---------------------------------------------------------------
                                                     62,313,251
---------------------------------------------------------------

SWITZERLAND-4.23%

Adecco S.A. (Services-Commercial
  & Consumer)                          30,000         9,534,012
---------------------------------------------------------------
Ciba Specialty Chemicals A.G.
  (Chemicals-Specialty)(a)            122,000        11,980,004
---------------------------------------------------------------
Clariant A.G.
  (Chemicals-Specialty)                19,200        14,767,649
---------------------------------------------------------------
Credit Suisse Group (Banks-Major
  Regional)                            82,300        11,593,412
---------------------------------------------------------------
Holderbank Financiere Glarus
  A.G.-Class B
  (Construction-Cement &
  Aggregates)                          12,100         9,738,761
---------------------------------------------------------------
Nestle S.A. (Foods)                     7,800        10,990,466
---------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                    13,696        21,449,975
---------------------------------------------------------------

Zurich

  Versicherungs-Gesellschaft
  (Insurance-Multi-Line)               14,500         5,985,360
---------------------------------------------------------------
                                                     96,039,639
---------------------------------------------------------------

                                                        MARKET
                                       SHARES           VALUE

UNITED KINGDOM-15.19%

Airtours PLC
  (Services-Commercial &
  Consumer)                               466,450   $     9,234,521
-------------------------------------------------------------------
Amersham International PLC
  (Health Care/Drugs-Generic &
  Other)                                  215,000         8,269,420
-------------------------------------------------------------------
Barclays PLC (Banks-Major
  Regional)                               500,000        12,524,404
-------------------------------------------------------------------
Blue Circle Industries PLC
  (Construction-Cement &
  Aggregates)                           1,570,000         9,219,236
-------------------------------------------------------------------
Bodycote International PLC
  (Chemicals-Specialty)                   410,000         7,105,775
-------------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                     425,000        11,280,352
-------------------------------------------------------------------
British Petroleum Co. PLC (Oil &
  Gas-Refining & Marketing)             1,410,000        20,722,897
-------------------------------------------------------------------
Compass Group PLC
  (Services-Commercial &
  Consumer)                               970,000        10,342,238
-------------------------------------------------------------------
Dixons Group PLC
  (Retail-Specialty)                    1,110,000        12,980,248
-------------------------------------------------------------------
EMAP PLC (Publishing)                     625,000         8,970,720
-------------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing-Diversified)           1,769,800        11,305,541
-------------------------------------------------------------------
GKN PLC
  (Manufacturing-Diversified)             530,000        11,888,704
-------------------------------------------------------------------
Granada Group PLC (Leisure Time-
  Products)                               435,000         5,999,130
-------------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                             1,050,050        12,332,050
-------------------------------------------------------------------
Kingfisher PLC
  (Retail-Department Stores)              825,000        11,875,953
-------------------------------------------------------------------
Ladbroke Group PLC (Leisure
  Time-Products)                        4,325,000        19,374,238
-------------------------------------------------------------------
Lloyds TSB Group PLC
  (Banks-Major Regional)                  570,000         7,124,565
-------------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                               250,000         6,302,048
-------------------------------------------------------------------
Next PLC (Retail-General
  Merchandise)                          1,010,000        12,031,145
-------------------------------------------------------------------
Pearson PLC (Specialty Printing)          950,000        12,432,128
-------------------------------------------------------------------
Provident Financial PLC
  (Consumer Finance)                      942,400        10,909,670
-------------------------------------------------------------------
Railtrack Group PLC (Shipping)          1,450,000        23,183,987
-------------------------------------------------------------------
Rentokil Initial PLC
  (Services-Commercial &
  Consumer)                             2,760,000        11,113,416
-------------------------------------------------------------------
Royal & Sun Alliance Insurance
  Group PLC
  (Insurance-Multi-Line)                1,350,000        12,944,261
-------------------------------------------------------------------
Siebe PLC (Electronics-Component
  Distributors)                           370,000         7,107,788
-------------------------------------------------------------------
Smiths Industries PLC
  (Machinery-Diversified)                 256,000         3,715,210
-------------------------------------------------------------------
Tarmac PLC (Engineering &
  Construction)                         8,709,800        16,950,926
-------------------------------------------------------------------
Unilever PLC (Foods)                    2,064,000        15,375,169
-------------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                    1,865,000        10,169,262
-------------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

UNITED KINGDOM-(CONTINUED)

WPP Group PLC (Services-
  Advertising/Marketing)            2,575,000   $    11,772,562
---------------------------------------------------------------
                                                    344,557,564
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                            2,077,258,206
---------------------------------------------------------------

                                  PRINCIPAL
                                    AMOUNT

FOREIGN CONVERTIBLE BONDS-1.55%

FRANCE-0.40%

AXA-UAP (Insurance-Multi-Line),
  Conv. Sr. Deb., 4.50%,
  01/01/99(c)  FRF                     33,885,000         8,973,144
-------------------------------------------------------------------

GERMANY-0.41%

Volkswagen International Finance
  N.V. (Automobiles), Conv. Gtd.
  Notes, 3.00%, 01/24/02          $     7,880,000         9,278,700
-------------------------------------------------------------------

HONG KONG-0.12%

New World Infrastructure Ltd.

  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01 (Acquired
  04/10/97-04/11/97; cost
  $2,056,313)(b)                  $     1,750,000         1,653,750
-------------------------------------------------------------------

New World Infrastructure Ltd.

  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01                        $     1,150,000         1,086,750
-------------------------------------------------------------------
                                                          2,740,500
-------------------------------------------------------------------

ITALY-0.43%

Pirelli S.p.A. (Electrical
  Equipment), Conv. Bonds,
  5.00%, 12/31/98(c)    ITL        10,062,964,600         9,658,782
-------------------------------------------------------------------

JAPAN-0.19%

Ricoh Co., Ltd. (Office
  Equipment & Supplies), Conv.
  Bonds, 0.35%, 03/31/03(c)  JPY      395,000,000         4,348,774
-------------------------------------------------------------------
    Total Foreign Convertible
      Bonds                                              34,999,900
-------------------------------------------------------------------

REPURCHASE AGREEMENT-4.92%(d)

SBC Warburg Inc., 5.40%,
  11/03/1997(e)                       111,732,336       111,732,336
-------------------------------------------------------------------
TOTAL INVESTMENTS-98.02%                              2,223,990,442
-------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.98%                      45,037,322
-------------------------------------------------------------------
NET ASSETS-100.00%                                  $ 2,269,027,764
===================================================================

Investment Abbreviations:

ADR   - American Depository Receipt
Conv. - Convertible
Deb.  - Debenture
FRF   - French Franc
GDR   - Global Depository Receipt
Gtd.  - Guaranteed
ITL   - Italian Lira
JPY   - Japanese Yen
Sr.   - Senior

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/97 was $19,230,621 which represented 0.85% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/97 with a maturing value of $300,135,000. Collateralized by $295,632,000 U.S. Government obligations, 5.25% to 8.875% due 12/31/97 to 08/15/02 with an aggregate market value at 10/31/97 of $306,259,515.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997


ASSETS:

Investments, at market value (cost
  $1,836,302,147)                             $2,223,990,442
------------------------------------------------------------
Foreign currencies, at market value
  (cost $42,794,789)                              43,045,352
------------------------------------------------------------
Receivables for:
  Investments sold                                14,136,654
------------------------------------------------------------
  Capital stock sold                              44,111,370
------------------------------------------------------------
  Dividends and interest                           4,967,585
------------------------------------------------------------
Investment for deferred compensation plan             26,785
------------------------------------------------------------
Other assets                                          75,088
------------------------------------------------------------
    Total assets                               2,330,353,276
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           49,044,157
------------------------------------------------------------
  Capital stock reacquired                         8,290,939
------------------------------------------------------------
  Deferred compensation                               26,785
------------------------------------------------------------
Accrued advisory fees                              1,796,123
------------------------------------------------------------
Accrued administrative services fees                   7,878
------------------------------------------------------------
Accrued directors' fees                                6,184
------------------------------------------------------------
Accrued distribution fees                          1,044,063
------------------------------------------------------------
Accrued transfer agent fees                          367,018
------------------------------------------------------------
Accrued operating expenses                           742,365
------------------------------------------------------------
    Total liabilities                             61,325,512
------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING   $2,269,027,764
============================================================

NET ASSETS:

Class A                                       $1,577,389,921
============================================================
Class B                                       $  678,808,929
============================================================
Class C                                       $   12,828,914
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     94,802,921
============================================================

Class B:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     41,731,824
============================================================

Class C:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        788,620
============================================================

Class A:

  NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE                                     $        16.64
============================================================
  OFFERING PRICE PER SHARE:
    (Net asset value of $16.64 divided
     by 94.50%)                               $        17.61
============================================================

Class B:

  NET ASSET VALUE AND OFFERING PRICE PER
    SHARE                                     $        16.27
============================================================
Class C:

  NET ASSET VALUE AND OFFERING PRICE PER
    SHARE                                     $        16.27
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1997


INVESTMENT INCOME:

Dividends (net of $4,176,776 foreign
  withholding tax)                             $ 29,139,495
-----------------------------------------------------------
Interest                                          4,617,214
-----------------------------------------------------------
    Total investment income                      33,756,709
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    18,284,107
-----------------------------------------------------------
Administrative services fees                        105,163
-----------------------------------------------------------
Directors' fees                                      20,121
-----------------------------------------------------------
Distribution fees-Class A                         4,249,575
-----------------------------------------------------------
Distribution fees-Class B                         5,581,303
-----------------------------------------------------------
Distribution fees-Class C                            13,568
-----------------------------------------------------------
Custodian fees                                    1,521,866
-----------------------------------------------------------
Transfer agent fees-Class A                       2,237,953
-----------------------------------------------------------
Transfer agent fees-Class B                       1,303,468
-----------------------------------------------------------
Transfer agent fees-Class C                           5,037
-----------------------------------------------------------
Other                                               882,828
-----------------------------------------------------------
      Total expenses                             34,204,989
-----------------------------------------------------------
Less: Advisory fees waived                         (738,005)
-----------------------------------------------------------
      Expenses paid indirectly                      (38,529)
-----------------------------------------------------------
      Net expenses                               33,428,455
-----------------------------------------------------------
Net investment income                               328,254
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) on sales of:

  Investment securities                         (14,679,896)
-----------------------------------------------------------
  Foreign currencies                             (1,876,119)
-----------------------------------------------------------
                                                (16,556,015)
-----------------------------------------------------------

Net unrealized appreciation of:

  Investment securities                         192,756,147
-----------------------------------------------------------
  Foreign currencies                                438,913
-----------------------------------------------------------
                                                193,195,060
-----------------------------------------------------------
    Net gain on investment securities and
      foreign
      currencies                                176,639,045
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $176,967,299
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                   1997               1996
OPERATIONS:
  Net investment income                                       $      328,254     $    1,130,094
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities
    and foreign currencies                                       (16,556,015)        43,829,404
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           193,195,060         98,461,748
-----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         176,967,299        143,421,246
-----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
    Class A                                                       (1,250,230)          (295,965)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                      (31,812,536)       (18,468,041)
-----------------------------------------------------------------------------------------------
    Class B                                                      (11,361,858)        (1,875,276)
-----------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                      363,888,653        350,398,961
-----------------------------------------------------------------------------------------------
    Class B                                                      282,384,176        296,841,074
-----------------------------------------------------------------------------------------------
    Class C                                                       13,462,792                 --
-----------------------------------------------------------------------------------------------
  Net increase in net assets                                     792,278,296        770,021,999
-----------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                          1,476,749,468        706,727,469
-----------------------------------------------------------------------------------------------
  End of period                                               $2,269,027,764     $1,476,749,468
-----------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,897,861,942     $1,238,126,321
-----------------------------------------------------------------------------------------------
  Undistributed net investment income                              5,863,515          1,113,111
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities
    and foreign currencies                                       (22,453,519)        42,949,270
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           387,755,826        194,560,766
-----------------------------------------------------------------------------------------------
                                                              $2,269,027,764     $1,476,749,468
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four operating series portfolios: AIM International Equity Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Class C shares commenced sales August 4, 1997. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, undistributed net investment income was increased by $5,672,380 and undistributed net realized gains decreased by $5,672,380 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $14,969,471 (which may be carried forward to offset future capital gains, if any) which expires, if not previously utilized, through the year 2005.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM is currently voluntarily waiving a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is voluntary and the Board of Directors of the Company would be advised of any decision by AIM to discontinue the waiver. During the year ended October 31, 1997, AIM waived fees of $738,005.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $105,163 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $1,774,819 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan and Class C Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Class A Plan and the Class C Plan are designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997, the Class A shares and Class B shares, and the period August 4, 1997 through October 31, 1997 the Class C shares paid AIM Distributors $4,249,575, $5,581,303 and $13,568, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,172,508 from sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $91,984 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund incurred legal fees of $9,514 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended October 31, 1997, the Fund's expenses were reduced by $7,691. The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $25,598 and $5,240, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $38,529 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $1,525,690,965 and $943,814,904, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $463,067,699
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (82,747,088)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $380,320,611
=========================================================

Cost of investments for tax purposes is $1,843,669,831.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1997 and 1996 were as follows:

                                    1997                           1996
                       ------------------------------   ---------------------------
                          SHARES          AMOUNT          SHARES         AMOUNT
                       ------------   ---------------   -----------   -------------
Sold:
  Class A               105,291,824   $ 1,764,668,535    41,055,911   $ 601,559,902
-----------------------------------------------------------------------------------
  Class B                21,599,075       352,871,134    21,641,528     313,690,762
-----------------------------------------------------------------------------------
  Class C*                1,372,281        23,795,456            --              --
-----------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                 2,035,986        31,231,975     1,305,811      17,576,215
-----------------------------------------------------------------------------------
  Class B                   707,879        10,688,975       130,593       1,741,975
-----------------------------------------------------------------------------------
  Class C*                       --                --            --              --
-----------------------------------------------------------------------------------
Reacquired:
  Class A               (84,633,652)   (1,432,011,857)  (18,205,834)   (268,737,156)
-----------------------------------------------------------------------------------
  Class B                (4,913,096)      (81,175,933)   (1,270,776)    (18,591,663)
-----------------------------------------------------------------------------------
  Class C*                 (583,661)      (10,332,664)           --              --
-----------------------------------------------------------------------------------
                         40,876,636   $   659,735,621    44,657,233   $ 647,240,035
===================================================================================

* Class C commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the five-year period ended October 31, 1997, for a Class B share outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date sales commenced) through October 31, 1994, and for a Class C share outstanding for the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                 1997            1996          1995         1994         1993
                                                              -----------     -----------    ---------    ---------    ---------
CLASS A:

Net asset value, beginning of period                          $     15.37     $     13.65    $   13.50    $   12.18    $    8.88
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.04(a)         0.04(a)      0.01         0.02         0.02
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             1.68            2.07         0.62         1.31         3.29
--------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                             1.72            2.11         0.63         1.33         3.31
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.02)          (0.01)       (0.04)       (0.01)       (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.43)          (0.38)       (0.44)          --           --
--------------------------------------------------------------------------------------------------------------------------------
        Total distributions                                         (0.45)          (0.39)       (0.48)       (0.01)       (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $     16.64     $     15.37    $   13.65    $   13.50    $   12.18
================================================================================================================================
Total return(b)                                                     11.43%          15.79%        5.24%       10.94%       37.36%
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,577,390     $ 1,108,395    $ 654,764    $ 708,159    $ 372,282
================================================================================================================================
Ratio of expenses to average net assets(c)                           1.47%(d)(e)        1.58%      1.67%       1.64%        1.78%
================================================================================================================================
Ratio of net investment income to average net assets(f)              0.24%(d)        0.25%        0.10%        0.22%        0.28%
================================================================================================================================
Portfolio turnover rate                                                50%             66%          68%          67%          62%
================================================================================================================================
Average brokerage commission rate(g)                          $    0.0168     $    0.0192          N/A          N/A          N/A
================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.51%, 1.60% and 1.68, respectively for 1997-1995.
(d) Ratios are based on average net assets of $1,416,524,861.
(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are 0.20%, 0.22% and 0.09%, respectively for 1997-1995.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                1997            1996          1995           1994
                                                              ---------       ---------     ---------      ---------
CLASS B:

Net asset value, beginning of period                          $   15.13       $   13.54     $   13.49      $   13.42
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)(a)       (0.07)(a)     (0.09)         (0.01)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.66            2.04          0.61           0.08
--------------------------------------------------------------------------------------------------------------------
        Total from investment operations                           1.57            1.97          0.52           0.07
--------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               --              --         (0.03)            --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.43)          (0.38)        (0.44)            --
--------------------------------------------------------------------------------------------------------------------
        Total distributions                                       (0.43)          (0.38)        (0.47)            --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   16.27       $   15.13     $   13.54      $   13.49
====================================================================================================================
Total return(b)                                                   10.61%          14.88%         4.35%          0.52%
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 678,809       $ 368,355     $  51,964      $   4,833
====================================================================================================================
Ratio of expenses to average net assets(c)                         2.25%(d)(e)      2.35%        2.55%          2.53%(f)
====================================================================================================================
Ratio of net investment income (loss) to average net
  assets(g)                                                       (0.53)%(d)      (0.53)%       (0.78)%        (0.67)%(f)
====================================================================================================================
Portfolio turnover rate                                              50%             66%           68%            67%
====================================================================================================================
Average brokerage commission rate(h)                          $  0.0168       $  0.0192           N/A            N/A
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 2.28%, 2.37% and 2.56%, respectively for 1997-1995.
(d) Ratios are based on average net assets of $558,130,289.
(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 2.24%.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements are (0.57)%, (0.55)% and (0.79)%, respectively for 1997-1995.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                1997
                                                              --------

CLASS C:

Net asset value, beginning of period                          $  17.64
----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)
----------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.35)
----------------------------------------------------------------------
        Total from investment operations                         (1.37)
----------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              --
----------------------------------------------------------------------
  Distributions from net realized gains                             --
----------------------------------------------------------------------
        Total distributions                                         --
----------------------------------------------------------------------
Net asset value, end of period                                $  16.27
======================================================================
Total return(b)                                                  (7.77)%
======================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 12,829
======================================================================
Ratio of expenses to average net assets(c)                        2.27%(d)(e)
======================================================================
Ratio of net investment income (loss) to average net
  assets(f)                                                      (0.55)%(d)
======================================================================
Portfolio turnover rate                                             50%
======================================================================
Average brokerage commission rate(g)                          $ 0.0168
======================================================================

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 2.30% (annualized).
(d) Ratio is annualized and based on average net assets of $5,564,501.
(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 2.26%.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements is (0.59)% (annualized).
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders of AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM International Equity Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years and periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM International Equity Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Company was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Company and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) To approve the elimination of the fundamental investment policy prohibiting investments in companies with less than three years of continuous operation.

(5) Ratification of KPMG Peat Marwick LLP as independent accountants for the Company's fiscal year ending October 31, 1997.

The following votes were cast with respect to each item:

                                                                                          Votes             Withheld/
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------         -------------        -----------
(1)  Charles T. Bauer............................................  130,433,380                N/A           3,798,959
     Bruce L. Crockett...........................................  130,563,964                N/A           3,668,375
     Owen Daly II................................................  130,421,284                N/A           3,811,055
     Carl Frischling.............................................  130,515,713                N/A           3,716,626
     Robert H. Graham............................................  130,587,498                N/A           3,644,841
     John F. Kroeger.............................................  130,446,846                N/A           3,785,493
     Lewis F. Pennock............................................  130,506,142                N/A           3,726,197
     Ian W. Robinson.............................................  130,446,093                N/A           3,786,246
     Louis S. Sklar..............................................  130,573,480                N/A           3,658,859

(2)  Approval of new Investment Advisory Agreement...............   54,370,676            742,775           2,283,704

(3)  Elimination of policy restricting investments in other
     investment companies........................................   39,608,624          1,920,390           2,447,220

(4)  Elimination of policy prohibiting investments in companies
     with less than three years of operations....................   39,192,652          2,454,024           2,329,557

(5)  KPMG Peat Marwick LLP.......................................  128,509,801            995,829           4,726,709


                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Treasurer             11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                            Carol F. Relihan                                Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                  and Secretary                                   TRANSFER AGENT
Director
Cortland Trust Inc.                           Gary T. Crum                                    A I M Fund Services, Inc.
                                              Senior Vice President                           P.O. Box 4739
Jack Fields                                                                                   Houston, TX 77210-4739
Formerly Member of the                        Dana R. Sutton
U.S. House of Representatives                 Vice President and Assistant Treasurer          CUSTODIAN

Carl Frischling                               Robert G. Alley                                 State Street Bank & Trust Company
Partner                                       Vice President                                  225 Franklin Street
Kramer, Levin, Naftalis & Frankel                                                             Boston, MA 02110
                                              Melville B. Cox
Robert H. Graham                              Vice President                                  COUNSEL TO THE FUND
President and Chief Executive Officer
A I M Management Group Inc.                   Jonathan C. Schoolar                            Ballard Spahr
                                              Vice President                                  Andrews & Ingersoll
John F. Kroeger                                                                               1735 Market Street
Formerly Consultant                           P. Michelle Grace                               Philadelphia, PA 19103
Wendell & Stockel Associates, Inc.            Assistant Secretary
                                                                                              COUNSEL TO THE DIRECTORS
Lewis F. Pennock                              Nancy L. Martin
Attorney                                      Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
                                                                                              919 Third Avenue
Ian W. Robinson                               Ofelia M. Mayo                                  New York, NY 10022
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                            DISTRIBUTOR
Chief Financial Officer                       Kathleen J. Pflueger
Bell Atlantic Management                      Assistant Secretary                             A I M Distributors, Inc.
Services, Inc.                                                                                11 Greenway Plaza
                                              Samuel D. Sirko                                 Suite 100
Louis S. Sklar                                Assistant Secretary                             Houston, TX 77046
Executive Vice President
Hines Interests                               Stephen I. Winer                                AUDITORS
Limited Partnership                           Assistant Secretary
                                                                                              KPMG Peat Marwick LLP
                                              Mary J. Benson                                  700 Louisiana
                                              Assistant Treasurer                             Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM International Equity Fund paid ordinary dividends in the amount of $0.017 per share to shareholders of Class A shares during its tax year ended October 31, 1997. Of this amount 0% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.432 per share for Class A and Class B shares during its tax year ended October 31, 1997.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Shares
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$82 billion in assets for more than 3.6 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of September 30, 1997. The AIM Family of               prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



